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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): February 2, 1999


                               LAKES GAMING, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


       MINNESOTA                         0-24993                   41-1913991
(State or other jurisdiction      (Commission File Number)       (IRS Employer
of incorporation)                                            Identification No.)



 130 CHESHIRE LANE, MINNETONKA, MINNESOTA                          55305
 (Address of principal executive offices)                        (Zip Code)

       Registrant's telephone number, including area code: (612) 449-9092


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)



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ITEM 5.  OTHER EVENTS.

     The Registrant's Press Release dated February 2, 1999, which is filed as
Exhibit 99.1 to this Form 8-K, the Registrant's Press Release dated March 10, 1999, which is filed as Exhibit 99.2 to this Form 8-K,and the registrant's Press Release dated March 15, 1999, which is filed as Exhibit 99.3 to this Form 8-K are incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENT, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)      Exhibits

99.1     Press Release dated February 2, 1999.
99.2     Press Release dated March 10, 1999.
99.3     Press Release dated March 15, 1999.



                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                LAKES GAMING, INC.
                                                (Registrant)



Date: March 16, 1999                            By: /s/ Timothy J. Cope
                                                    ----------------------------
                                                Name:  Timothy J. Cope
                                                Title: Chief Financial Officer




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                                  EXHIBIT INDEX



EXHIBIT NO.              DESCRIPTION                                        PAGE
-----------              -----------                                        ----

    99.1                 Press Release Dated February 2, 1999..............   4

    99.2                 Press Release Dated March 10, 1999................   9

    99.3                 Press Release Dated March 15, 1999................  11







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